Exhibit 10.5
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     REAFFIRMATION AGREEMENT, dated as of May 4, 2010 (this “Agreement”), among (a) Reynolds Group Holdings Inc. (“RGHI”), (b) Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, SIG Austria Holding GmbH, Closure Systems International B.V., (collectively, the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC, and Reynolds Group Issuer Inc., (collectively, the “Issuers”), (d) the other Grantors listed on Schedule A hereto (collectively, with RGHI, the Borrowers and the Issuers, the “Reaffirming Parties”), (e) Credit Suisse AG (formerly Credit Suisse), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”) under the Indenture dated as of November 5, 2009 among Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee, principal agent, transfer agent, and collateral agent and The Bank of New York Mellon, London Branch, as paying agent (as amended, supplemented or modified, the “Indenture”) and (g) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the Trustee, the Collateral Agents and the Reaffirming Parties, among others, have entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 dated as of January 21, 2010, (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement, as applicable;
          B. RGHI, the Borrowers, the Guarantors from time to time party thereto (as defined therein), the Lenders from time to time party thereto, the Incremental U.S. Term Lenders (as defined therein) the other Lenders party thereto and the Administrative Agent have entered into the Amendment No. 2 and Incremental Term Loan Assumption Agreement, (the “Assumption Agreement”) dated as of, May 4, 2010, relating to the Credit Agreement dated as of November 5, 2009, (the “Credit Agreement”), among RGHI, the other Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent;

          C. The Issuers, the guarantors from time to time party thereto and The Bank of New York Mellon, as trustee, have entered into that certain Indenture, dated as of the date hereof, pursuant to which the Issuers will issue debt securities (the “New Senior Unsecured Notes”);
          D. Certain of the Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below); and
          E. Each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Assumption Agreement becoming effective and the consummation of the transactions contemplated thereby.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Reaffirming Party (i) hereby consents to the Assumption Agreement and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of the Assumption Agreement, each of the Security Documents set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect subject to the Legal Reservations, (iii) confirms its respective guarantees, pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iv) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to the Incremental U.S. Term Loans (as defined in the Assumption Agreement), which shall be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.
     (b) Each of the Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Incremental U.S. Term Loans constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B.
     (c) Each of the Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Reaffirming Party created under the First Lien Intercreditor Agreement or under any guarantor joinder to the First Lien Intercreditor Agreement, in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties) and shall continue to apply, as applicable, in relation to all Obligations defined in the First Lien Intercreditor Agreement following the effectiveness of the Assumption Agreement.

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     (d) With respect to this Section 1.01, SIG Combibloc (Schweiz) AG consents and agrees solely to Sections 1.01(a)(i), 1.01(a)(iv) (as relates to the First Lien Intercreditor Agreement) and 1.01(c) herein.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement and the transactions contemplated in the Assumption Agreement have been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by each such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
          SECTION 2.04. Grantors. RGHI hereby represents and warrants as of the date hereof that, other than the Grantors listed on Schedule C hereto (which are not signatories hereto), the Grantors listed on Schedule A hereto constitute all of the Grantors under the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.
          SECTION 3.02. Loan Document. This Agreement is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent and the Trustee shall have been received by each of the Collateral Agents, the Administrative Agent and the Trustee and (ii) the Assumption Agreement has become effective in whole or in part in accordance with

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the terms of Section 6 thereof. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Loan Document or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Loan Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of RGHI, any Borrower, Issuer or other Grantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Helen Dorothy Golding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria A. Figueroa
Name:	Maria A. Figueroa

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Maria A. Figueroa
My Commission Expires: September 11, 2013
[Signature Page to Reaffirmation Agreement]

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
By	/s/ Félix Colas Morea
	Name:	Félix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
By	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	Manager

By	/s/ Cynthia Peres
	Name:	Cynthia Peres
	Title:	CFO

SIG COMBIBLOC DO BRASIL LTDA.
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Attorney-in-fact

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 4th day of May in the year 2010 before me, the undersigned, personally appeared Chiara Brophy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Oran Ebel
Name:	Oran Ebel

Sworn to before me this 4th day of May, 2010
Notary Public
Printed Name: Oran Ebel
My Commission Expires: April 13, 2013

CSI LATIN AMERICAN HOLDINGS CORPORATION
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG BEVERAGES GERMANY GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG COMBIBLOC GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG COMBIBLOC HOLDING GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG COMBIBLOC SYSTEMS GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG EURO HOLDING AG & CO. KGAA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG VIETNAM BETEILIGUNGS GMBH
By	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorised Signatory

SIG ASSET HOLDINGS LIMITED
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Authorised Signatory

SIG COMBIBLOC LIMITED
By	/s/ Robert Bailey
	Name:	Robert Bailey
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
By	/s/ Robert Bailey
	Name:	Robert Bailey
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
By	/s/ Robert Bailey
	Name:	Robert Bailey
	Title:	Attorney

CSI HUNGARY KFT.
By	/s/ Robert Bailey
	Name:	Robert Bailey
	Title:	Attorney

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG)
I S.A., a public limited liability company
(société anonyme) with registered office at
6C Parc d’Activités Syrdall, L-5365 Munsbach,
Grand-Duchy of Luxembourg, registered with
the Luxembourg register of commerce and
companies under number B 128.592

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II
S.A., a public limited liability company
(société anonyme) with registered office at
6C Parc d’Activités Syrdall, L-5365 Munsbach,
Grand-Duchy of Luxembourg, registered with
the Luxembourg register of commerce and
companies under number B 128.914

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III
S.À R.L., a private limited liability company
(société à responsabilité limitée) with
registered office at 6C Parc d’Activités
Syrdall, L-5365 Munsbach, Grand-Duchy of
Luxembourg, registered with the Luxembourg
register of commerce and companies under
number B 128.135 and having a share capital
of EUR 404,969,325

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL
(LUXEMBOURG) S.À R.L., a private limited
liability company (société à responsabilité
limitée) with registered office at 6C Parc
d’Activités Syrdall, L-5365 Munsbach,
Grand-Duchy of Luxembourg, registered with
the Luxembourg register of commerce and
companies under number B 146.929 and having a
share capital of EUR 33,101,925

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À
R.L., a private limited liability company
(société à responsabilité limitée) with
registered office at 6C Parc d’Activités
Syrdall, L-5365 Munsbach, Grand-Duchy of
Luxembourg, registered with the Luxembourg
register of commerce and companies under
number B 148.959 and having a share capital
of EUR 1,089,800

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

REYNOLDS GROUP ISSUER
(LUXEMBOURG) S.A., a public limited liability
company (société anonyme) with registered
office at 6C Parc d’Activités Syrdall, L-5365
Munsbach, Grand-Duchy of Luxembourg,
registered with the Luxembourg register of
commerce and companies under number B 148.957

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Helen Dorothy Golding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria A. Figueroa
Name:	Maria A. Figueroa

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Maria A. Figueroa
My Commission Expires: September 11, 2013

SIG FINANCE (LUXEMBOURG) S.À R.L., a
private limited liability company (société à
responsabilité limitée) with registered
office at 6C Parc d’Activités Syrdall, L-5365
Munsbach, Grand-Duchy of Luxembourg,
registered with the Luxembourg register of
commerce and companies under number B 130.835
and having a share capital of EUR 12,500, in
liquidation

By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

CSI EN ENSENADA, S. DE R.L. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

CSI EN SALTILLO, S. DE R.L. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
By	/s/ Mark Dunkley
	Name:	Mark Dunkley
	Title:	Attorney-in-fact

CLOSURE SYSTEMS INTERNATIONAL B.V.
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS GROUP HOLDINGS LIMITED
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Authorised Signatory

and witnessed by
/s/ Jonathan Lubin
Name:	Jonathan Lubin
Address: [____] Occupation: Attorney

SIG ALLCAP AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC GROUP AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG REINAG AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE- GESELLSCHAFT AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG TECHNOLOGY AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

SIG COMBIBLOC LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

BAKERS CHOICE PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Assistant Secretary

REYNOLDS GROUP HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER INC.
By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS GROUP ISSUER LLC
By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Helen Dorothy Golding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria A. Figueroa
Name:	Maria A. Figueroa

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Maria A. Figueroa
My Commission Expires: September 11, 2013

REYNOLDS PACKAGING MACHINERY INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOIL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG COMBIBLOC INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent, Eleven Madison Avenue New York, New York 10010-3629
by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Robert Hetu, Managing Dir., Kevin Buddhdew, Associate, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires: 2/20/2011

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent
by	/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent
by	/s/ Elaine Lockhart
Name: Elaine Lockhart
Title: Relationship Manager

REYNOLDS GROUP HOLDINGS LIMITED
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Authorised Signatory

and witnessed by
/s/ Jonathan Lubin
Name:	Jonathan Lubin
Address: [____] Occupation: Attorney

Signature Page to Reaffirmation Agreement

SIG ALLCAP AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC GROUP AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG REINAG AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

Signature Page to Reaffirmation Agreement

SIG SCHWEIZERISCHE INDUSTRIE- GESELLSCHAFT AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

SIG TECHNOLOGY AG
By	/s/ Pru Wyllie
	Name:	Pru Wyllie
	Title:	Attorney

Signature Page to Reaffirmation Agreement

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

SIG COMBIBLOC LIMITED
By	/s/ Stephen Pardy
	Name:	Stephen Pardy
	Title:	Attorney

Signature Page to Reaffirmation Agreement

BAKERS CHOICE PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

Signature Page to Reaffirmation Agreement

CSI MEXICO LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Assistant Secretary

REYNOLDS GROUP HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

Signature Page to Reaffirmation Agreement

REYNOLDS GROUP ISSUER INC.
By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS GROUP ISSUER LLC
By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Helen Dorothy Golding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria A. Figueroa
Name:	Maria A. Figueroa

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Maria A. Figueroa
My Commission Expires: September 11, 2013
Signature Page to Reaffirmation Agreement

REYNOLDS PACKAGING MACHINERY INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOIL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG COMBIBLOC INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

Signature Page to Reaffirmation Agreement

SIG HOLDING USA, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

Signature Page to Reaffirmation Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent, Eleven Madison Avenue New York, New York 10010-3629
by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 28th day of April in the year 2010 before me, the undersigned, personally appeared Robert Hetu, Managing Dir., Kevin Buddhdew, Associate, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 28th day of April, 2010
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires: 2/20/2011
Signature Page to Reaffirmation Agreement

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent
by	/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

Signature Page to Reaffirmation Agreement

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent
by	/s/ Elaine Lockhart
Name: Elaine Lockhart
Title: Relationship Manager

Signature Page to Reaffirmation Agreement

SCHEDULE A
TO REAFFIRMATION AGREEMENT
List of the Reaffirming Parties

JURISDICTION	ENTITY
BRAZIL	Closure Systems International (Brazil) Sistemas de Vedacao Ltda
SIG Beverages Brasil Ltda.
SIG Combibloc do Brasil Ltda

BRITISH VIRGIN ISLANDS	CSI Latin American Holdings Corporation

CANADA	Closure Systems International (Canada) Limited

GERMANY	SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH

GUERNSEY	SIG Asset Holdings Limited

HONG KONG	SIG Combibloc Limited
Closure Systems International (Hong Kong) Limited

HUNGARY	Closure Systems International Holdings (Hungary) Kft
CSI Hungary Kft

LUXEMBOURG	Beverage Packaging Holdings (Luxembourg) I S.A. (“BPH I”)
Beverage Packaging Holdings (Luxembourg) II S.A. (“BPH II”)
Beverage Packaging Holdings (Luxembourg) III S.à.r.l. (“BPH III”)
SIG Finance (Luxembourg) S.à.r.l (“SIG Finance”)
Reynolds Group Issuer (Luxembourg) S.A.(“Lux Issuer”)
Closure Systems International (Luxembourg) S.à.r.l (“CSI Lux”)
Reynolds Consumer Products (Luxembourg) S.à.r.l. (“RCP Lux”)

MEXICO	Grupo CSI de Mexico, S. de R.L. de C.V
CSI en Saltillo, S. de R.L. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Bienes Industriales del Norte, S.A. de C.V.
Técnicos de Tapas Innovativas, S.A. de C.V.

NETHERLANDS	Closure Systems International B.V.
Reynolds Consumer Products International B.V.

NEW ZEALAND	Reynolds Group Holdings Limited

SWITZERLAND	SIG Finanz AG
SIG Combibloc Group AG
SIG Reinag AG

JURISDICTION	ENTITY
SIG Technology AG
SIG allCap AG
SIG Combibloc Procurement AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc (Schweiz) AG

UNITED KINGDOM	SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Subco (UK) Limited
SIG Holdings (UK) Limited
Reynolds Consumer Products (UK) Limited

UNITED STATES	Baker’s Choice Products, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products, Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Group Issuer LLC
Reynolds Group Issuer Inc.
Reynolds Packaging Machinery Inc.
Reynolds Services Inc.
SIG Combibloc Inc.
SIG Holding USA, Inc.
Southern Plastics Inc.
Closure Systems International Americas, Inc.

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
BRAZIL	Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010	“Secured Obligations”

Accounts Pledge Agreement between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010

Pledge Agreement over Inventory, Equipment and other Assets between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010

Quota Pledge Agreement between The Bank of New York Mellon, Closure Systems International BV, Closure Systems International Holdings Inc. and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010

Accounts Pledge Agreement between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010

Quota Pledge Agreement between The Bank of New York Mellon, SIG Austria Holding GmbH and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010

Quota Pledge Agreement between The Bank of New York Mellon, SIG Euro Holding AG & Co. KGaA, SIG Beverages Germany GmbH and SIG Beverages Brasil Ltda. dated as of March 30, 2010

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
BRITISH VIRGIN ISLANDS	British Virgin Islands’ debenture dated 2 December 2009 granted by CSI Latin American Holdings Corporation.	“Secured Liabilities”

British Virgin Islands’ share charge dated 2 December 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.

CANADA	Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited to the Collateral Agent	“Obligations”

Canadian Pledge Agreement dated as of December 2, 2009 granted by Closure Systems International B.V. to the Collateral Agent

GERMANY	Notarial share pledge agreement dated 5 November 2009 and entered into between by SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH;	“Obligations”

Notarial share pledge agreement dated 5 November 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH;

Notarial share pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Notarial share pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Zerspanungstechnik GmbH;

Notarial share pledge agreement dated 5 November 2009 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Holdings (Germany) GmbH;

Notarial share pledge agreement dated 5 November 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Deutschland GmbH;

Non-notarial share pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares (Aktien) in SIG Euro Holding AG & Co. KGaA;

Account pledge agreement dated 5 November 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5 November 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
November 2009 and entered into between SIG Finanz AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Account pledge agreement dated 5 November 2009 and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

German law account pledge agreement dated 5 November 2009 and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

Global assignment agreement dated 5 November 2009 and entered into between as SIG Euro Holding AG & Co. KGaA assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Vietnam Beteiligungs GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as Collateral Agent;

Security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

Security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

Security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

Security transfer agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as Collateral Agent;

IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Security purpose agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and The Bank of New York Mellon as Collateral Agent relating to certain land charges;

German law IP assignment agreement dated 2 December 2009 and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as Collateral Agent;

German law IP assignment agreement dated 2 December 2009 and entered into between SIG Finanz AG as assignor and The Bank of New York Mellon as Collateral Agent;

German law account pledge agreement dated 2 December 2009 and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees;

Partnership interest pledge agreement dated 29 January 2010 and entered into between SIG Reinag AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the general partnership interest in SIG Euro Holding AG & Co. KGaA;

Non-notarized share pledge agreement dated 5 November 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee relating to the shares in SIG Euro Holding AG & Co. KGaA

JAPAN	Blanket Security Over Shares Agreement, dated as of 2 December 2009, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Closure Systems International B.V.	“Obligations”

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
LUXEMBOURG	Luxembourg law share pledge agreement dated 5 November 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of BPH I;	“Secured Obligations”

Luxembourg law share pledge agreement dated 5 November 2009 and entered into between BPH I as pledgor and the Collateral Agent, such pledge being granted over the shares held by BPH I in the share capital of BPH III;

Luxembourg law share pledge agreement dated 5 November 2009 and entered into between BPH I as pledgor and the Collateral Agent, such pledge being granted over the shares held by BPH I in the share capital of the Lux Issuer;

Luxembourg law share pledge agreement dated 5 November 2009 and entered into between BPH III as pledgor and the Collateral Agent, such pledge being granted over the shares held by BPH III in the share capital of CSI Lux;

Luxembourg law share pledge agreement dated 5 November 2009 and entered into between BPH III as pledgor and the Collateral Agent, such pledge being granted over the shares held by BPH III in the share capital of RCP Lux;

Luxembourg law pledge over receivables agreement dated 5 November 2009 and entered into by the Lux Issuer as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by the Lux Issuer towards BPH III under a proceeds loan agreement;

Luxembourg law pledge over receivables agreement dated 5 November 2009 and entered into between BPH III as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by BPH III towards BPH I;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Luxembourg law pledge over receivables agreement dated 5 November 2009 and entered into between BPH I as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by BPH I towards BPH III;

Luxembourg law pledge over receivables agreement dated 5 November 2009 and entered into between BPH II as pledgor and the Collateral Agent, such pledge being granted over the claims the pledgor owns against BPH I under certain proceeds loans made by BPH II to BPH I;

Luxembourg law pledge over receivables agreement dated 5 November 2009 and entered into between SIG Finance as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by SIG Finance towards BPH III and SIG Austria Holding GmbH;

Luxembourg law profit participating bond pledge agreement dated 5 November 2009 and entered into between BPH I as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by BPH III and held by BPH I;

Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between SIG Finance as pledgor and the Collateral Agent over certain bank accounts opened with Société Générale Bank & Trust;

Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between CSI Lux as pledgor and the Collateral Agent, over certain bank accounts opened with the Luxembourg Account Bank;

Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between BPH I as pledgor and the Collateral Agent, over certain bank accounts opened with the Luxembourg Account Bank;

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between BPH III as pledgor and the Collateral Agent, over certain bank accounts opened with the Luxembourg Account Bank;

Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between RCP Lux as pledgor and the Collateral Agent, over certain bank accounts opened with the Luxembourg Account Bank;

Luxembourg law bank accounts pledge agreement dated 5 November 2009 and entered into between the Lux Issuer as pledgor and the Collateral Agent, over certain bank accounts opened with the Luxembourg Account Bank;

Luxembourg law pledge over receivables agreement dated 2 December 2009 and entered into between the Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of BPH I, such pledge being granted over certain receivables held by the Reynolds Group Holdings Limited towards BPH I under an intercompany loan agreement; and

Luxembourg law share pledge agreement dated 29 January 2010 and entered into between SIG Asset Holdings Limited as pledgor and the Collateral Agent in the presence of SIG Finance, such pledge to be granted over the shares held by SIG Assets Holdings Limited in the share capital of SIG Finance;

Luxembourg law pledge over receivables agreement dated 23 February 2010 and entered into between BPH I as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by BPH I towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
MEXICO	Floating Lien Pledge Agreement (contrato de prenda sin transmisión de posesión) dated January 29, 2010 executed by Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., and Técnicos de Tapas Innovativas, S.A. de C.V. as pledgors and The Bank of New York Mellon acting solely in its capacity as Collateral Agent as pledgee.	“Obligaciones Garantizadas”

Equity Interests Pledge Agreement (contrato de prenda sobre acciones y partes sociales) dated January 29, 2010 executed by Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., and Closure Systems Mexico Holdings LLC as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent as pledgee, with the acknowledgment of Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., CSI Tecniservicio, S. de R.L. de C.V., and CSI en Ensenada, S. de R.L. de C.V.

Irrevocable Security Trust Agreement (contrato de fideicomiso de garantía) number F/00737, dated January 29, 2010 executed in notarial instrument 31,129 before notary public 218 Mexico City, by CSI en Saltillo, S. de R.L. de C.V. as trustor, The Bank of New York Mellon, S.A., Institución de Banca Múltiple, as trustee, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent, as beneficiary

NETHERLANDS	Notarial deed of pledge of registered shares dated 5 November 2009 between Closure Systems International (Luxembourg) S.à r.l. as pledgor, the Pledgee and Closure Systems International B.V. as the Company;	“Secured Obligations”

Notarial deed of pledge of registered shares

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
dated 5 November 2009 between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor, the Pledgee and Reynolds Consumer Products International B.V. as the Company;

Deed of pledge of bank accounts dated 5 November 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. and the Pledgee (as defined therein);

NEW ZEALAND	General security deed (first ranking) dated 5 November 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent	“Secured Liabilities”

Specific security deed (first ranking) dated 5 November 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent

UNITED KINGDOM	Debenture granted by Reynolds Subco (UK) Limited (formerly, BACO Consumer Products Limited) dated December 2, 2009	“Secured Liabilities”

Share Charge over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009

Debenture granted by Closure Systems International (UK) Limited dated December 2, 2009

Share Charge over the shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. dated December 2, 2009

Debenture granted by Reynolds Consumer Products (UK) Limited dated December 2, 2009

Debenture granted by SIG Combibloc Limited dated December 2, 2009

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Share Charge over shares in SIG Holdings (UK) Limited granted by SIG Finanz AG dated December 2, 2009

Debenture granted by SIG Holdings (UK) Limited dated December 2, 2009

Security over cash agreement granted by CSI Hungary Gyarto es Kereskedelmi Kft in January of Wilmington Trust (London) limited on the collateral agent

Security assignment of contractual rights under a global loan agreement dated 5 November 2009 granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent dated 10 March 2010

Security assignment of contractual rights under a global loan agreement dated 5 November 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated 10 March 2010

Security assignment of contractual rights under a global loan agreement dated 5 November 2009 granted by Closure Systems International (Luxembourg) S.à r.l in favour of The Bank of New York Mellon as collateral agent dated 10 March 2010

Security assignment of contractual rights under a global loan agreement dated 5 November 2009 granted by Reynolds Consumer Products (Luxembourg) S.à r.l in favour of The Bank of New York Mellon as collateral agent dated 10 March 2010

Security assignment of contractual rights under an Intercompany Loan Agreement (of around EUR (7 million) between Beverage Packaging Holdings (Luxembourg) I.S.A. as lender and SIG Austria Holding GmbH (Austria) dated 23 February 2010

English law security assignment of contractual

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
rights dated December 2, 2009 entered into by and between the Collateral Agent and BPH III relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V.

English law security assignment of contractual rights agreement dated February 23, 2010 and entered into by and between the Company and the Collateral Agent relating to a receivable owed to the Company by SIG Austria Holding GmbH

UNITED STATES	U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings, Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.	“Obligations”

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
AUSTRIA	Share pledge agreement dated 4 March 2010 over the shares in SIG Austria Holding GmbH granted by SIG Finanz AG in favour of the Collateral Agent;	“Secured Obligations”

Share pledge agreement dated 4 March 2010 over the shares in SIG Combibloc GmbH granted by SIG Finanz AG in favour of the Collateral Agent;

COSTA RICA	Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).	“Obligations”

GERMANY	An account pledge agreement dated 3 February 2010 entered into between SIG Asset Holdings Limited as pledgor Wilmington Trust (London) Limited as Collateral Agent and as pledgee and others as pledgees	“Obligations”

GUERNSEY	Security Interest Agreement over Securities relating to SIG Asset Holdings Limited dated 29 January 2010 and between SIG Combibloc Group AG and Wilmington Trust (London) Limited as Collateral Agent;	“Obligations”

Security Interest Agreement over Third Party Bank Account of SIG Asset Holdings Limited dated 29 January 2010 and between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as Collateral Agent.

HONG KONG	Security over Shares Agreement dated 25 February 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited	“Secured Liabilities”

Security over Shares Agreement dated 25 February 2010 entered into by SIG Finanz AG over its shares in SIG Combibloc Limited

Debenture granted by Closure Systems International (Hong Kong) Limited dated 25 February 2010

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Debenture granted by SIG Combibloc Limited dated 25 February 2010

HUNGARY	Quota Charge Agreement over quotas in Closure Systems International Holdings (Hungary) Kft granted by Closure Systems International B.V.	“Obligations”

Quota Charge Agreement over quotas in CSI Hungary Kft granted by Closure Systems International B.V.

Floating Charge Agreement granted by Closure Systems International Holdings (Hungary) Kft

Bank Account Charge Agreement granted by Closure Systems International Holdings (Hungary) Kft

Floating Charge Agreement granted by CSI Hungary Kft

Fixed Charge Agreement granted by CSI Hungary Kft

Bank Account Charge Agreement granted by CSI Hungary Kft

THAILAND	Share Pledge Agreement in respect of shares in SIG Combibloc Ltd granted by SIG Combibloc Holding GmbH dated 29 January 2010 between SIG Combibloc Holding GmbH as pledgor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein)	“Obligations”

SCHEDULE C
TO THE REAFFIRMATION AGREEMENT
Excluded Grantors
Austria:
SIG Combibloc GmbH
SIG Combibloc GmbH & Co KG
SIG Austria Holding GmbH
Thailand:
SIG Combibloc Limited
Japan:
Closure Systems International Japan, Ltd.
Closure Systems International Holdings Japan KK
Costa Rica:
CSI Closure Systems Manufacturing de Centro America, Ltda.